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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 1, 1998 by and between VORNADO REALTY TRUST, a Maryland real estate investment trust (the "Company"), and the holders of Units listed on Schedule 1.1(a) hereto (individually, a "Holder" and collectively, the "Holders").

                  WHEREAS, each Holder is receiving on the date hereof Class A common units of limited partnership interest ("Units"), in Vornado Realty L.P., a Delaware limited partnership (the "Partnership") or Series B Preferred units of limited partnership interest that are convertible into Units, pursuant to the Contribution Agreement, dated as of January 23, 1998 (the "Contribution Agreement"), between the Company, the Partnership, the persons and entities listed on Schedule A thereto, Merchandise Mart Properties Holdings, Inc. and Merchandise Mart Enterprises, Inc.;

                  WHEREAS, in order to induce the Holders to consummate the closings contemplated by the Contribution Agreement and related transaction documents, the Company has agreed to grant to each Holder the Registration Rights (as defined in Section 1 hereof);

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

SECTION 1.        REGISTRATION RIGHTS

                  If a Holder receives common shares of beneficial interest of the Company ("Common Shares") upon redemption of Units received by it in connection with the Contribution Agreement or in connection with any Units subsequently received by it upon conversion of any Series B Preferred units of limited partnership interest in the Partnership received by it pursuant to the Contribution Agreement (in either such case, the "Redemption Shares") pursuant to the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 20, 1997, as the same may be amended from time to time (the "Partnership Agreement"), then, unless such Redemption Shares are issued to each such Holder pursuant to an Issuer Registration Statement as provided in Section 2 below, each Holder shall be entitled to offer for sale pursuant to a shelf registration statement the Redemption Shares, subject to the terms and conditions set forth in Section 3 hereof (the "Registration Rights").



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SECTION 2.        ISSUER REGISTRATION STATEMENT

                  Anything contained herein to the contrary notwithstanding, in the event that the Redemption Shares are issued by the Company to the Holders pursuant to an effective registration statement (an "Issuer Registration Statement") filed with the Securities and Exchange Commission (the "Commission"), the Company shall be deemed to have satisfied all of its registration obligations under this Agreement.

SECTION 3.        DEMAND REGISTRATION RIGHTS

                  3.1 (a) Registration Procedure. Unless such Redemption Shares are issued pursuant to an Issuer Registration Statement as provided in Section 2 hereof, then subject to Sections 3.1(c) and 3.2 hereof, if any Holder desires to exercise its Registration Rights with respect to the Redemption Shares, the Holder shall deliver to the Company a written notice (a "Registration Notice") informing the Company of such exercise and specifying the number of shares to be offered by such Holder (such shares to be offered being referred to herein as the "Registrable Securities"). Such notice may be given at any time on or after the date a notice of redemption is delivered by the Holder to the Partnership pursuant to the Partnership Agreement, but must be given at least fifteen (15) Business Days prior to the consummation of the sale of Registrable Securities. As used in this Agreement, a "Business Day" is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York or Maryland. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and has been declared effective by, the Commission (the "Shelf Registration Statement") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3 provided that Shelf Registration Statement remains effective for the time period set forth below), will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice a new registration statement and related prospectus (a "New Registration Statement") that complies as to form in all material respects with applicable Commission rules providing for the sale by such Holder of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use its best efforts to cause such New Registration Statement to be declared effective by the Commission as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, including in each case any documents incorporated therein by reference).

                  Each Holder agrees to provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information reasonably necessary and requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees (subject to Section 3.2 hereof) to use its best efforts to keep the Registration Statement continuously effective (including the preparation and filing of any amendments, supplements and post-effective amendments


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necessary for that purpose) until the earlier of (i) the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement, or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "Securities Act") and the Company has provided the transfer agent and registrar of the Common Shares with instructions to remove all Securities Act legends from the Registrable Securities. The Company agrees to provide each Holder without charge a reasonable number of copies of each preliminary prospectus and any amendment or supplement thereto, and the final Prospectus and any amendments or supplements thereto. The Company shall, to the extent applicable, notify the Holders promptly and, if requested by any such Holder, confirm such notification in writing

                           (A) when a Registration Statement has become
                  effective and when any post-effective amendments and supplements thereto become effective,

                           (B) of the issuance by the Commission or any state
                  securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,

                           (C) if the Company receives any notification with
                  respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and

                           (D) of the happening of any event during the period a
                  Registration Statement is effective the result of which is that such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading. If the Company notifies the Holders of the occurrence of any such event, each Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in the Registration Statement, to suspend as soon as possible the use of the Prospectus until the requisite changes to the Prospectus have been made.

         In addition, the Company shall, to the extent applicable: (i) take every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as reasonably practicable; (ii) use its best efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; and
         (iii) use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities.



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Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving any Registration Notice from any Holder, include all of such Holder's Redemption Shares or any portion thereof in any Shelf Registration Statement.

                  In connection with any Registration Statement utilized by the Company to satisfy Holder's Registration Rights pursuant to this Section 3, each Holder agrees that it will respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding Holder or Holder's Registrable Securities as may be required to be included in that particular Registration Statement pursuant to the rules and regulations of the Commission; provided, however, that any Holder which does not respond to the Company within such ten (10) day period shall be entitled to have such Holder's Registrable Securities included in such Registration Statement if such Registration Statement has not yet become effective upon responding to the Company's written request.

                  (b) Offers and Sales. All offers and sales by a Holder under the Registration Statement referred to in this Section 3 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 3.1(a) of this Section 3, and upon expiration of such period Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, the Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

                  (c) Limitations on Registration Rights. Each exercise of a Registration Right shall be with respect to a minimum of the lesser of (i) twenty-five thousand (25,000) Common Shares (which may consist of Redemption Shares held by one or more Holders) or (ii) the total number of Redemption Shares held by the exercising Holder or Holders at such time. The right of any Holder to deliver a Registration Notice commences sixty (60) days prior to the first date the Holder is permitted to redeem Units pursuant to the Partnership Agreement. The right of any Holder to deliver a Registration Notice shall expire on the date on which all of the Redemption Shares held by the Holder or issuable upon redemption of Units held by the Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Act. The Registration Rights granted pursuant to this Section 3.1 may not be exercised in connection with any underwritten public offering by the Company consisting of securities to be sold exclusively by the Company without the prior written consent of the Company.

                  3.2 Suspension of Offering. Upon any notice by the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), each Holder agrees that it will as soon as possible discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective


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amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than sixty (60) days after delivery of the Materiality Notice at any one time. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of any Materiality Notice.

                  3.3 Qualification. The Company agrees to use its best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as a Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.3, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

                  3.4 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the officers, directors, shareholders, partners, employees, agents and representatives of each Holder and each such controlling Person (collectively, the "Holder Indemnified Parties") as follows:

                           (i) against any and all loss, liability, claim,
                  damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental


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                  agency or body, commenced or threatened, or of any claim
                  whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as
                  incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
                  (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.4 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) such Holder's failure to deliver an amended or supplemented Prospectus if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

                  3.5 Indemnification by Holder. Each Holder (and each permitted assignee of such Holder, on a several basis) severally agrees to indemnify and hold harmless (a) the Company, and each of its trustees/directors and officers (including each trustee/director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the other Holder Indemnified Parties, as follows:

                           (i) against any and all loss, liability, claim,
                  damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;



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                           (ii) against any and all loss, liability, claim,
                  damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder; and

                           (iii) against any and all expense whatsoever, as
                  incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
                  (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.5 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this Section 3.5, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, trustees/directors or control persons with respect to any amount in excess of the amount of the total proceeds received by such Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement, and no Holder shall be liable under Section 3.5 for any statements or omissions of any other Holder.

                  3.6 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 3.4 or 3.5 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 3.4 or 3.5 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the


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indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

                  3.7 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.4 and 3.5 above is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, judgments or expenses, or other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.7, a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Holder from sales of the Registrable Securities of such Holder under the Registration Statement.


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                  Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.7, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors, officers, stockholders, partners, employees, agents and representatives of a Holder and of each person, if any, who controls such Holder shall have the same rights to contribution as the Holder, and each trustee/director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 4.        EXPENSES

                  The Company shall pay all expenses incident to the performance by it of its registration obligations under this Agreement, including, but not limited to, (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of any Issuer Registration Statement or Registration Statement and Prospectus, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder's counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to
Section 3 or otherwise.

SECTION 5.        RULE 144 COMPLIANCE

                  The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable each Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 6.        MISCELLANEOUS

                  6.1 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Holder against whom such amendment, modification or discharge is sought to be enforced.


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                  6.2 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

                  6.3 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the Company; provided, however, that a Holder may assign its rights and obligations hereunder, following at least five (5) days' prior written notice to the Company, (i) to the direct equity owners (e.g., partners or members) or beneficiaries in connection with a distribution of such Holder's Units to its equity owners or beneficiaries and (ii) to a permitted transferee in connection with a transfer of such Holder's Units in accordance with the terms of the Partnership Agreement, if, in the case of (i) and (ii) above, such persons agree in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of all of the parties hereto.

                  6.4 Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to
Section 6.3 above, assigns.

                  6.5 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 6.5 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the day of the transmission; provided, however, that if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day.

                  6.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, may be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to


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prevent a breach or contemplated breach of this Agreement in any court of the
United States or any State thereof having jurisdiction.

                  6.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof.

                  6.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  6.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

                  6.10 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

                  6.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on their behalf as of the date first hereinabove set forth.


                                            VORNADO REALTY TRUST


                                            By: /s/ Joseph Macnow
                                                _______________________________
                                                Name: Joseph Macnow
                                                Title: Executive Vice President


                                   EACH OF THE HOLDERS OF
                                   UNITS LISTED ON SCHEDULE A
                                   HERETO


                                   MERCHANDISE MART ENTERPRISES,
                                   L.L.C.


                                   By: /s/ Joseph Hakim
                                       ____________________________
                                       Name: Joseph Hakim
                                       Title: Manager


                                   WASHINGTON DESIGN CENTER, L.L.C.


                                   By:      Mart Holdings Group, Inc. (DC), its
                                            manager

                                            By: /s/ Joseph Hakim
                                                _______________________________
                                                Name: Joseph Hakim
                                                Title: President


                                   MERCHANDISE MART OWNERS, L.L.C.


                                   By:      Mart Holdings Group, Inc. (IL), its
                                            manager

                                            By: /s/ Joseph Hakim
                                                _______________________________
                                                Name: Joseph Hakim
                                                Title: President

                                   WORLD TRADE CENTER CHICAGO,
                                   L.L.C.


                                   By:      Mart Holdings Group, Inc. (IL), its
                                            manager

                                            By: /s/ Joseph Hakim
                                                _______________________________
                                                Name: Joseph Hakim
                                                Title: President

                                   SCHEDULE A
                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS



                        Name                               Address
                        ----                               -------

Merchandise Mart Enterprises, L.L.C.         c/o Merchandise Mart Properties
                                             500 Fifth Avenue, 17th Floor
                                             New York, New York 10110
                                             Attention: Manager


Washington Design Center, L.L.C.             c/o Merchandise Mart Properties
                                             500 Fifth Avenue, 17th Floor
                                             New York, New York 10110
                                             Attention: Manager


Merchandise Mart Owners, L.L.C.              c/o Merchandise Mart Properties
                                             500 Fifth Avenue, 17th Floor
                                             New York, New York 10110
                                             Attention: Manager

World Trade Center Chicago, L.L.C.           c/o Merchandise Mart Properties
                                             500 Fifth Avenue, 17th Floor
                                             New York, New York 10110
                                             Attention: Manager

                                       1